UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2006
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Presentation Materials (UBS conference)
Presentation Materials (transmission seminar)

Item 7.01 Regulation FD Disclosure.
     ITC Holdings Corp. is furnishing presentation materials, included as Exhibits 99.1 and 99.2 to this report, which were prepared for investor presentations occurring on February 15, 2006. ITC Holdings Corp. is not undertaking to update the information contained in these presentations. This report should not be deemed an admission as to the materiality of any information contained in the presentations.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Presentation materials dated February 15, 2006 (UBS conference)

99.2	Presentation materials dated February 15, 2006 (transmission seminar)
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
February 15, 2006

ITC HOLDINGS CORP.

By:	/s/ Edward M. Rahill

Edward M. Rahill
Its:	Senior Vice President and
Chief Financial Officer

Exhibit Index

Number	Description
99.1	Presentation materials dated February 15, 2006 (UBS conference)

99.2	Presentation materials dated February 15, 2006 (transmission seminar)